SHARE REALLOCATION AND
                         ESCROW PARTICIPATION AGREEMENT


         This SHARE REALLOCATION AND ESCROW PARTICIPATION AGREEMENT (this "Agreement") is entered into as of September 30, 2000, by and among E*TRADE Group, Inc., a Delaware corporation ("E*TRADE"), and the shareholders of E*OFFERING Corp., a California corporation ( the "Company") listed on Exhibit A hereto (the "Shareholders"). Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Agreement and Plan of Merger, dated as of May 15, 2000, as amended pursuant to the Amendment Agreement dated as of September 26, 2000 (as so amended, the "Merger Agreement"), by and among Wit SoundView Group, Inc. (formerly Wit Capital Group, Inc., the "Parent"), Wit SoundView Corporation ("Wit") and the Company.

                                    RECITALS

                  WHEREAS, pursuant to the Merger Agreement, an Escrow Fund consisting of ten percent (10%) of the Parent Shares issued thereunder will be established to compensate Indemnified Persons for certain Damages;

                  WHEREAS, in order to facilitate the transactions contemplated by the Merger Agreement, E*TRADE has agreed to certain amendments to its Strategic Alliance Agreement dated May 15, 2000 (the "Alliance Agreement"), with the Parent; and

                  WHEREAS, in order to induce E*TRADE to enter into such amendments, the Shareholders desire to cause certain of their Escrow Shares to be deposited into the Escrow Fund in lieu of Parent Shares issuable to E*TRADE in the Merger which would otherwise be deposited into the Escrow Fund under the current terms of the Merger Agreement, and to adjust their beneficial interests in the Escrow Fund accordingly. In addition, the parties hereto further desire to adjust the Final Allocation Schedule in order to reallocate the Parent Shares to be received as part of the Aggregate Consideration in the Merger.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for E*TRADE's agreement to certain amendments to the Alliance Agreement, the parties hereto agree as follows:

                  1. ESCROW ALLOCATION SCHEDULE. Notwithstanding anything to the contrary in the Merger Agreement, the Final Allocation Schedule of Parent Shares to be deposited into the Escrow Fund shall be adjusted at the Effective Time so as to not include any Parent Shares beneficially owned by E*TRADE or affiliates controlled, in whole or in part, by E*TRADE. The number of Parent Shares beneficially owned by E*TRADE and such affiliates that would otherwise be included on the Final Allocation Schedule and contributed into the Escrow Fund as Escrow Shares pursuant to the terms of the Merger Agreement shall instead be comprised, in the aggregate, of an equal number (not to exceed 800,000) of Parent Shares (the "Participation Shares") beneficially owned by the Shareholders listed on Exhibit A hereto. At the Effective Time, the Participation Shares shall be allocated to, and contributed and deposited in escrow on behalf of, each Shareholder on a pro rata basis in the proportion which the number of Parent Shares issued to each such Shareholder bears to the total number of Parent Shares issued to all of the Shareholders in the Merger, and by way of illustration such allocation according to the Preliminary Allocation Schedule under the Merger Agreement is set forth on the Allocation Schedule attached hereto as Exhibit A. For the avoidance of confusion, the parties will inform the Exchange Agent and the Escrow Agent of the substitution of the Participation Shares as Escrow Shares in lieu of Parent Shares issuable to E*TRADE in the Merger, as well as the beneficial ownership interests of the Shareholders in the Participation Shares, promptly following the Effective Time of the Merger, based upon the final number of Parent Shares issued to each Shareholder as set forth on the Final Allocation Schedule. Following the deposit of the Participation Shares into the Escrow Fund as provided hereunder, the Shareholders will continue to have all right, title and interest in and to their Participation Shares, subject to the terms of the Merger Agreement and the Escrow Agreement.

                  2. REALLOCATION SCHEDULE. Notwithstanding anything to the contrary in the Merger Agreement, the Final Allocation Schedule shall be adjusted at the Effective Time so as to provide that 1,200,000 Parent Shares that would otherwise be allocated on the Final Allocation Schedule to the Shareholders pursuant to the terms of the Merger Agreement, shall instead be allocated to E*TRADE in accordance with the terms of this Agreement (the "Reallocation Shares"). At the Effective Time, the Reallocation Shares shall be allocated from and on behalf of each Shareholder on a pro rata basis in the proportion which the number of Parent Shares issued to each such Shareholder bears to the total number of Parent Shares issued to all of the Shareholders in the Merger, and such allocation is set forth on the Allocation Schedule attached hereto as Exhibit A. Notwithstanding anything herein to the contrary, the foregoing reallocation of Parent Shares shall not affect or be taken into account in determining the number of Escrow Shares deposited in the Escrow Fund for the account of any particular Shareholder, it being understood that ten percent (10%) of the total number of Parent Shares issuable to each Shareholder before giving effect to the reallocation of Reallocation Shares (i.e. assuming solely for such purposes no such reallocation) shall be so deposited into the Escrow Fund for the account of such Shareholder. For the avoidance of confusion, the parties will inform the Exchange Agent and the Escrow Agent of the redistribution of the Reallocation Shares from the Shareholders to E*TRADE promptly following the Effective Time of the Merger. Following the distribution of the Reallocation Shares to E*TRADE as provided hereunder, E*TRADE will have all right, title and interest in and to the Reallocation Shares.

                  3. FURTHER ASSURANCES. Each of the parties hereto shall enter into such other instruments and documents, and take such further actions, as are reasonably necessary to effect the purposes of this Agreement.

                  4. ACKNOWLEDGMENT. Each of the parties hereto acknowledges and agrees that each other party has given them the opportunity to seek, and has recommended that such parties obtain, independent legal advice with respect to the subject matter of this Agreement. Further, each of the parties hereto hereby represent and warrant to each of the other parties that such party has sought such independent legal advice or has knowingly waived such advice.

                  5. ASSIGNMENT. No party may, without the prior express written consent of each other party, assign this Agreement in whole or in part. This Agreement shall be binding upon and inure to the benefit of the respective permitted successors and assigns of the parties hereto, and may only be amended or modified pursuant to a written instrument executed by each of the parties hereto.

                  6. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the conflicts of law principles thereof). Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within the State of Delaware, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

                  7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf as of the date first written above.


                                        E*TRADE Group, Inc.


                                        By:  /s/ Theodore J. Theophilos
                                             ----------------------------------
                                        Name:    Theodore J. Theophilos
                                        Title:   Chief Legal Affairs Officer


                                        /s/ Walter Cruttenden
                                        ---------------------------------------
                                        Walter W. Cruttenden



                                        Cruttenden Partners LLC


                                        By:  /s/ Walter Cruttenden
                                             ----------------------------------
                                        Name:   Walter W. Cruttenden
                                        Title:  Managing Member


                                        /s/ Frank Cutler
                                        ---------------------------------------
                                        Frank Cutler


                                        /s/ Christopher Cruttenden
                                        ---------------------------------------
                                        Christopher Cruttenden


                                        /s/ Sanford R. Robertson
                                        ---------------------------------------
                                        Sanford Robertson

                                        GAP Coinvestment Partners II LP



                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                        Name:    Matthew Nimetz
                                        Title:   A General Partner



                                        General Atlantic Partners 61 LP
                                        By:  General Atlantic Partners LLC,
                                             its general partner


                                        By:  /s/ Matthew Nimetz
                                             ----------------------------------
                                        Name:    Matthew Nimetz
                                        Title:   A Managing Member



                                        New Enterprise Associates 9 L.P.

                                        By:  NEA Partners 9, L.P.,
                                             its general partner

                                        By:  /s/ Thomas C. McConnell
                                             ----------------------------------
                                        Name:    Thomas C. McConnell
                                        Title:   General Partner



                                        NEA Ventures 2000 L.P.


                                        By:  /s/ Jacqueline Myers
                                             ----------------------------------
                                        Name:    Jacqueline Myers
                                        Title:   Vice President

                                        Battery Ventures V L.P.


                                        By:  /s/ Kenneth P. Lawler
                                             ----------------------------------
                                        Name:    Kenneth P. Lawler
                                        Title:   Member Manager



                                        Crosspoint Venture Partners 2000


                                        By:  /s/ R.A. Hoff
                                             ----------------------------------
                                        Name:    R.A. Hoff
                                        Title:   General Partner



                                        Softbank Technology Ventures V L.P.
                                        By:  SBTV LLC


                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:



                                        Softbank Technology Advisors Fund V L.P.
                                        By:  SBTV LLC


                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:

                                        Softbank Technology Entrepreneurs Fund V
                                        L.P.
                                        By:  SBTV LLC


                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED:


E*OFFERING, Inc.


By:  /s/ Steven R. King
     -----------------------------
Name:    Steven R. King
Title:   President



Wit Capital Group, Inc.


By:  /s/ Mark F. Loehr
     -----------------------------
Name:    Mark F. Loehr
Title:   Co-President



Wit Soundview Corporation


By:  /s/ Mark F. Loehr
     -----------------------------
Name:    Mark F. Loehr
Title:   Co-President

                                    EXHIBIT A

                      SHAREHOLDERS AND ALLOCATION SCHEDULE


                                  Escrow Shares                 Merger Shares
                             Reallocated to E*TRADE       Reallocated to E*TRADE
Shareholder Name             (Participation Shares)        (Reallocation Shares)
----------------             ----------------------        ---------------------

Walter W. Cruttenden                    61,847                        93,073

Cruttenden Partners LLC                 17,303                        26,040

Frank Cutler                            46,719                        70,307

Christopher Cruttenden                   6,106                         9,188

Sanford Robertson                       71,686                       107,878

General Atlantic Coinvestment
Partners II LP                          64,038                        96,367

General Atlantic Partners 61 LP        296,806                       446,659

New Enterprise Associates 9 L.P.        70,935                       106,749

NEA Ventures 2000 L.P.                      71                           107

Battery Ventures V L.P.                 21,302                        32,057

Crosspoint Venture Partners 2000        21,302                        32,057

Softbank Technology Ventures V
L.P.                                   114,196                       171,852

Softbank Technology Ventures
Advisors Fund V L.P.                     3,042                         4,578

Softbank Technology Ventures
Entrepreneurs Fund V L.P.                2,052                         3,088

TOTAL                                  797,405                     1,200,000



Note: The above figures are based on the Preliminary Allocation Schedule. At the time of closing, the above figures will be revised to reflect the Final Allocation Schedule, PROVIDED, HOWEVER, that in no event shall the Participation Shares exceed 800,000 in the aggregate.